Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives	12 Months Ended
Dec. 31, 2019
Restructuring and Related Activities [Abstract]
Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives	Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives

We incur significant costs in connection with acquiring, integrating and restructuring businesses and in connection with our global cost-reduction/productivity initiatives. For example:

•
In connection with acquisition activity, we typically incur costs associated with executing the transactions, integrating the acquired operations (which may include expenditures for consulting and the integration of systems and processes), and restructuring the combined company (which may include charges related to employees, assets and activities that will not continue in the combined company); and

•
In connection with our cost-reduction/productivity initiatives, we typically incur costs and charges associated with site closings and other facility rationalization actions, workforce reductions and the expansion of shared services, including the development of global systems.

All of our businesses and functions may be impacted by these actions, including sales and marketing, manufacturing and R&D, as well as groups such as information technology, shared services and corporate operations.
2017-2019 Initiatives and Organizing for Growth
During 2018, we determined that at the start of our 2019 fiscal year, we would begin operating under our new commercial structure, which reorganized our operations into three businesses––Biopharma, a science-based innovative medicines business; Upjohn, a global, primarily off-patent branded and generic established medicines business; and through July 31, 2019, a Consumer Healthcare business (See Note 17). To operate effectively in this structure and position ourselves for future growth, we focused on creating a simpler, more efficient operating structure within each business as well as the functions that support them. Beginning in the fourth quarter of 2018, we reviewed previously planned initiatives and new initiatives to ensure that there was alignment around our new structure and combined the 2017-2019 initiatives with our Organizing for Growth initiatives to form one cohesive plan. Initiatives for the combined program included activities related to the optimization of our manufacturing plant network, the centralization of our corporate and platform functions, and the simplification and optimization of our operating business structure and functions that support them. From 2017 through December 31, 2019, we incurred approximately $921 million associated with manufacturing optimization, approximately $1.2 billion associated with other activities, and have substantially completed this program.
Transforming to a More Focused Company
With the formation of the GSK Consumer Healthcare venture and the pending combination of Upjohn with Mylan, Pfizer is transforming itself into a more focused, global leader in science-based innovative medicines. As a result, we began in the fourth quarter of 2019, to identify and undertake efforts to ensure our cost base aligns appropriately with our Biopharmaceutical revenue base as a result of both the completed Consumer Healthcare and expected Upjohn transactions. While certain direct costs have transferred or will transfer to the Consumer Healthcare joint venture and to the Upjohn entities, there are indirect costs which are not expected to transfer. In addition, we are taking steps to restructure our organizations to appropriately support and drive the purpose of the three core functions of our focused innovative medicines business: R&D, Manufacturing and Commercial.
We expect the costs associated with this multi-year effort to continue through 2022 and to total approximately $1.4 billion on a pre-tax basis and approximately 10% of this to be non-cash. Actions may include, among others, changes in location of certain activities, expanded use and co-location of centers of excellence and shared services, and increased use of digital technologies. The associated actions and the specific costs are currently in development but will include severance and benefit plan impacts, exit costs as well as associated implementation costs.
Current-Period Key Activities
In 2019, we incurred costs of $967 million composed of $695 million associated with 2017-2019 Initiatives and Organizing for Growth, $288 million associated with the integration of Array, $94 million associated with the integration of Hospira, and $87 million associated with the Transforming to a More Focused Company initiative, partially offset by income of $197 million, primarily due to the reversal of certain accruals upon the effective favorable settlement of a U.S. IRS audit for multiple tax years and other acquisition-related initiatives.

The following table provides the components of costs associated with acquisitions and cost-reduction/productivity initiatives:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2019	2018	2017
Restructuring charges/(credits):
Employee terminations	$239	$459	$(181)
Asset impairments(a)	81	290	190
Exit costs	53	33	21
Restructuring charges(b)	373	782	30
Transaction costs(c)	63	1	4
Integration costs and other(d)	311	260	317
Restructuring charges and certain acquisition-related costs	747	1,044	351
Net periodic benefit costs recorded in Other (income)/deductions––net(e)	23	146	136
Additional depreciation––asset restructuring recorded in our consolidated statements of income as follows(f):
Cost of sales	27	48	91
Selling, informational and administrative expenses	3	2	—
Research and development expenses	8	—	—
Total additional depreciation––asset restructuring	38	50	91
Implementation costs recorded in our consolidated statements of income as follows(g):
Cost of sales	63	83	118
Selling, informational and administrative expenses	73	72	71
Research and development expenses	22	39	38
Total implementation costs	158	194	227
Total costs associated with acquisitions and cost-reduction/productivity initiatives	$967	$1,434	$805

(a)
The asset impairment charges for 2018 are largely associated with cost reduction initiatives not associated with acquisitions. The asset impairment charges for 2017 are largely associated with our acquisitions of Hospira and Medivation. The asset impairment charges included in restructuring charges for 2017 are primarily associated with abandoned assets. See (b) below for additional information.

(b)
In 2019, restructuring charges mainly represent employee termination costs associated with cost-reduction and productivity initiatives, partially offset by the reversal of certain accruals related to our acquisition of Wyeth upon the effective favorable settlement of a U.S. IRS audit for multiple tax years (see Note 5B). In 2018, restructuring charges were primarily related to employee termination costs and asset write downs. The employee termination costs for 2019 and 2018 were primarily associated with our improvements to operational effectiveness as part of the realignment of our organizational structure, and for 2019, also includes employee termination costs associated with the Transforming to a More Focused Company initiative. In 2017, restructuring charges were primarily associated with our acquisitions of Hospira and Medivation, partially offset by credits associated with cost-reduction and productivity initiatives not associated with acquisitions that mostly related to the reversal of previously recorded accruals for employee termination costs resulting from revisions of our severance benefit estimates. Employee termination costs are generally recorded when the actions are probable and estimable and include accrued severance benefits, pension and postretirement benefits, many of which may be paid out during periods after termination.

The restructuring activities in 2019 are associated with the following:

•	Biopharma ($118 million charge); Upjohn ($75 million charge); and Other ($180 million charge).
At the beginning of fiscal 2019, we revised our operating segments and are unable to directly associate 2018 and 2017 restructuring charges with the new individual segments.
The restructuring activities for 2018 are associated with the following:

•	Total reportable segments ($207 million charge); and Other ($575 million charge).
The restructuring activities for 2017 are associated with the following:

•	Total reportable segments ($89 million credit); and Other ($119 million charge).

(c)
Transaction costs represent external costs for banking, legal, accounting and other similar services. In 2019, transaction costs relate to our acquisition of Array. In 2017, transaction costs were directly related to our acquisitions of Hospira, Anacor and Medivation.

(d)
Integration costs and other represent external, incremental costs directly related to integrating acquired businesses, such as expenditures for consulting and the integration of systems and processes, and certain other qualifying costs. In 2019, integration costs and other mainly related to our acquisitions of Array (including $157 million in payments to Array employees for the fair value of previously unvested stock options that was recognized as post-closing compensation expense (see Note 2A)) and Hospira. In 2018, integration costs and other mostly related to our acquisition of Hospira. In 2017, integration costs primarily related to our acquisitions of Hospira and Medivation, as well as a net gain of $12 million related to the settlement of the Hospira U.S. qualified defined benefit pension plan (see Note 11).

(e)
In 2018, primarily represents the net pension curtailments and settlements included in Other (income)/deductions––net upon the adoption of a new accounting standard in the first quarter of 2018. In 2017, mainly represents the net pension curtailments and settlements, partially offset by net periodic benefit credits, excluding service costs, related to our acquisition of Hospira, both of which were reclassified to Other (income)/deductions––net as a result of the retrospective adoption of a new accounting standard in the first quarter of 2018. These credits included a net settlement gain, partially offset by accelerated amortization of actuarial losses and prior service costs upon the settlement of the remaining obligation associated with the Hospira U.S. qualified defined benefit pension plan. For additional information, see Note 11.

(f)	Additional depreciation––asset restructuring represents the impact of changes in the estimated useful lives of assets involved in restructuring actions.

(g)	Implementation costs represent external, incremental costs directly related to implementing our non-acquisition-related cost-reduction/productivity initiatives.

The following table provides the components of and changes in our restructuring accruals:
(MILLIONS OF DOLLARS)	Employee Termination Costs	Asset Impairment Charges	Exit Costs	Accrual
Balance, January 1, 2018	$1,039	$—	$66	$1,105
Provision	459	290	33	782
Utilization and other(a)	(295)	(290)	(51)	(636)
Balance, December 31, 2018(b)	1,203	—	49	1,252
Provision(c)	239	81	53	373
Utilization and other(a)	(555)	(81)	(55)	(691)
Balance, December 31, 2019(d)	$887	$—	$46	$933

(a)	Includes adjustments for foreign currency translation.

(b)	Included in Other current liabilities ($823 million) and Other noncurrent liabilities ($428 million).

(c)
Includes the reversal of certain accruals related to our acquisition of Wyeth upon the effective favorable settlement of a U.S. IRS audit for multiple tax years. See Note 5D for additional information.

(d)
Included in Other current liabilities ($714 million) and Other noncurrent liabilities ($219 million).